UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 16, 2025

GOPRO, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36514	77-0629474
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)
3025 Clearview Way, San Mateo, CA 94402
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (650) 332-7600

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001	GPRO	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note
This Amendment No. 1 to the Current Report on Form 8-K, filed on October 16, 2025 (the “Original Form 8-K”), is being filed solely to amend Item 7.01 to reflect current developments related to the subject matter of such prior disclosure as set forth herein. Accordingly, this Form 8-K/A supplements, and should be read in conjunction with, the Original Form 8-K and any filings made by the Company with the SEC subsequent to the date of the Original Form 8-K.

Item 7.01. Regulation FD Disclosure.
As previously disclosed in the Original Form 8-K, non-practicing entity Contour IP Holding LLC (“CIPH”) and its affiliates have filed lawsuits against GoPro, Inc. (the “Company”) in various federal district courts alleging patent infringement of the Company’s camera products. A trial for Contour IP Holding, LLC v. GoPro, Inc. (Case No. 3:17-cv-04738WHO) commenced on September 29, 2025, before the United States District Court for the Northern District of California (the “Court”). On October 10, 2025, the jury concluded that none of the Company’s products commercially launched from 2020 – 2024, including HERO9 Black to HERO13 Black, infringe the two asserted patents. Additionally, the jury invalidated the only asserted claim of one of the two patents. With respect to the other asserted patent, the jury found one independent claim valid but also determined that the related dependent claim was invalid. As a result of the sole patent claim found to be valid and infringed, the jury awarded CIPH $8,200,000 in past damages for certain legacy products that were no longer made or sold by the Company. Following the jury verdict, Company and CIPH each filed post-trial motions challenging aspects of the jury’s verdict.

On May 14, 2026, the Court issued an Order on Post-Trial Motions (“Order”). The Court granted the Company's motion for judgment as a matter of law, finding that the sole remaining valid patent claim (claim 11 of U.S. Patent No. 8,890,954) invalid as obvious. In light of the October 10, 2025 jury verdict and the Order, all asserted claims of both patents have been found invalid. The Court vacated the $8,200,000 in its entirety and denied all of CIPH's post-trial motions, including CIPH’s motions for judgment as a matter of law and for a new trial. As a result, the Company has no liability arising from the case. The Court's ruling is subject to appeal to the U.S. Court of Appeals for the Federal Circuit.

Item 8.01. Other Events.

The information set forth in Item 7.01 of this Current Report on Form 8-K is incorporated herein by reference.

Note on Forward-Looking Statements

This Current Report on Form 8-K/A may contain projections or other forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this Current Report on Form 8-K/A include, but are not limited to, statements related to any potential appeal and future litigation action. These forward-looking statements are based on the Company's current expectations and inherently involve significant risks and uncertainties. The Company's actual results and the timing of events may differ materially from those anticipated in such forward-looking statements due to risks and uncertainties, which include, but are not limited to, risks related to the outcome of any appeal of the Court's ruling. A further description of the risks and uncertainties relating to the business of the Company is contained in the Company's Annual Report on Form 10-K for the year ended December 31, 2025, filed with the Securities and Exchange Commission (the "SEC") on March 12, 2026, and as updated in filings with the SEC, including the Company's most recent Quarterly Report on Form 10-Q. The Company undertakes no duty or obligation to update any forward-looking statements contained herein as a result of new information, future events or changes in its expectations.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits:

Exhibit No.	Description
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

GoPro, Inc.
(Registrant)

Dated:	May 18, 2026	By: /s/ Jason Stephen
Jason Stephen Senior Vice President, General Counsel